UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, DC 20549

FORM 8-K

CURRENT REPORT PURSUANT

TO SECTION 13 OR 15(D) OF THE

SECURITIES EXCHANGE ACT OF 1934

Date of report (Date of earliest event reported) October 19, 2005 (October 24, 2005)

First Georgia Community Corp.

(Exact Name of Registrant as Specified in Its Charter)

Georgia

(State or Other Jurisdiction of Incorporation)

0-24153	58-2266960
(Commission File Number)	(IRS Employer Identification No.)

150 Covington Street, Jackson, Georgia	30233
(Address of Principal Executive Offices)	(Zip Code)

(770) 504-1090

(Registrant’s Telephone Number, Including Area Code)

Not Applicable

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.02. Departure of Directors or Principal Officers; Election of Directors; Appointment of Principal Officers.

Effective October 19, 2005, John L. Coleman, President and Chief Executive Officer of First Georgia Community Corp. (the “Company”) and Joe Strickland, President and Chief Operating Officer of First Georgia Community Bank (the “Bank”), are no longer employed with the Company and the Bank, respectively.

Mr. Emory B. Lewis has been named to serve as President and Chief Executive Officer of the Company and the Bank.

Mr. Lewis was previously President and Chief Executive Officer of First American Bank and Trust Company in Athens, Georgia where he has been employed since 1989. Prior to 1989, Mr. Lewis has served as President and Chief Executive Officer with banks in Peachtree City, Georgia and Monroe, Georgia.

Item 9.01. Financial Statements, Pro Forma Information and Exhibits.

Exhibit 99.1	Press Release of the Company dated October 24, 2005, announcing the hiring of Emory B. Lewis

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SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

FIRST GEORGIA COMMUNITY CORP.

Dated: October 24, 2005	By:	/s/ George L. Weaver
Name: George L. Weaver Title:Chairman

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